UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2016

Commission file number: 001-13337

STONERIDGE, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1598949
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

9400 East Market Street, Warren, Ohio	44484
(Address of principal executive offices)	(Zip Code)

(330) 856-2443

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On May 4, 2016, Stoneridge, Inc. (the “Company”) issued a press release announcing its results for the first quarter ended March 31, 2016.  A copy of the press release is attached hereto as Exhibit 99.1. On May 4, 2016, members of the Company’s management held a first quarter 2016 earnings conference call discussing the Company’s financial results and the presentation furnished herewith as Exhibit 99.2, accompanied management’s comments.

The press release contains certain non-GAAP financial measures including (i) Adjusted Consolidated Constant Currency Sales (“Adjusted Sales”), (ii) Adjusted Net Income from Continuing Operations Attributable to Stoneridge, Inc. (“Adjusted Net Income”), (iii) Adjusted Earnings per Diluted Share from Continuing Operations Attributable to Stoneridge, Inc. (“Adjusted EPS”), (iv) Adjusted Operating Income, (v) Adjusted Operating Margin and (vi) Adjusted EBITDA from Continuing Operations (“Adjusted EBITDA”). Management believes that presentation of the non-GAAP financial measures used in the press release and conference call presentation are useful to both management and investors in their analysis of the Company’s financial position, results of operations and expected results of operations because the Adjusted Sales, Adjusted Net Income, Adjusted EPS, Adjusted Operating Income, Adjusted Operating Margin and Adjusted EBITDA facilitates a period to period comparison of operating results by excluding the impact of foreign currency translation on sales as well as unusual, non-recurring items in 2016 and 2015. For 2016 these items relate to the business realignment charges incurred in our Electronics and PST segments. For 2015 these items relate to the share-based compensation expense associated with the retirement of our former President and Chief Executive Officer. Adjusted EBITDA represents the sum of operating income (loss), depreciation, amortization, certain purchase accounting costs, unusual items and an adjustment for discontinued operations. These non-GAAP measures, however, should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies. Adjusted Sales, Adjusted Net Income, Adjusted EPS, Adjusted Operating Income, Adjusted Operating Margin and Adjusted EBITDA should not be considered a substitute for sales, net income (loss), earnings (loss) per share, operating income (loss), operating margin or EBITDA prepared in accordance with GAAP.

ITEM 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 above is hereby incorporated herein by reference.

The information in this report, including the press release and conference call presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1 99.2	Press release dated May 4, 2016, announcing results for the first quarter ended March 31, 2016. First quarter 2016 conference call presentation dated May 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: May 4, 2016	/s/ George E. Strickler
George E. Strickler, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

99.1	Press release dated May 4, 2016, announcing results for the first quarter ended March 31, 2016.

99.2	First quarter 2016 conference call presentation dated May 4, 2016.